UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2026

ORGANON & CO.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40235	46-4838035
(Commission File Number)	(I.R.S. Employer Identification No.)

30 Hudson Street, Floor 33, Jersey City, New Jersey 07302

(Address of principal executive offices) (Zip Code)

(551) 430-6900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	OGN	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this Chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

A special meeting of stockholders (the “Special Meeting”) of Organon & Co., a Delaware corporation (the “Company”), was held on July 23, 2026 at 10:00 a.m., Eastern Time, via a virtual meeting website. The Special Meeting was held in order to vote upon the proposals set forth in the definitive proxy statement of the Company filed with the Securities and Exchange Commission (the “SEC”) on June 17, 2026 (the “Proxy Statement”) relating to the merger transaction contemplated by the Agreement and Plan of Merger (as it may be amended or supplemented from time to time, the “Merger Agreement”), dated April 26, 2026, by and among the Company, Sun Pharmaceutical Holdings USA, Inc. (“Sun Pharma USA”), and Sun Pharma America, Inc., a wholly owned subsidiary of Sun Pharma USA (“Merger Sub”) and, solely for certain specified provisions, Sun Pharmaceutical Industries Limited, Sun Pharma Canada Inc. and Sun Pharma (Netherlands) B.V., pursuant to which Merger Sub will be merged with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Sun Pharma USA (the “Merger”).

As of the close of business on June 15, 2026, the record date for the Special Meeting (the “Record Date”), there were 262,609,433 shares of the Company’s Common Stock, par value $0.01 per share (“Common Stock”), outstanding and entitled to vote at the Special Meeting. A total of 195,675,859 shares of Common Stock were represented virtually or by proxy at the Special Meeting, representing 74.51% of the total voting power of the Common Stock, which constituted a quorum to conduct business at the Special Meeting. Each holder of Common Stock was entitled to one vote for each share of Common Stock held of record as of the Record Date.

The following are the voting results of the proposals considered and voted upon at the Special Meeting, each of which is described in the Proxy Statement:

Proposal No. 1

To adopt the Merger Agreement. The proposal was approved by the votes indicated below:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
192,776,552	2,573,118	326,189	0

Proposal No. 2

To approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger. The proposal was approved by the votes indicated below:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
185,141,986	9,553,830	980,043	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGANON & CO.

Date: July 23, 2026	By:	/s/ Kirke Weaver
	Name:	Kirke Weaver
	Title:	General Counsel and Corporate Secretary